UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2008

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California (Address of principal executive offices)		94566 (Zip Code)

Registrant’s telephone number, including area code:  (925) 249-4000

(Former name or former address, if changed since last report.)  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2008, Lipid Sciences, Inc. (the “Company”) issued a press release entitled “Lipid Sciences, Inc. Reports Financial Results for the Second Quarter 2008; Lipid Sciences Receives Staff Determination; Company Requests Hearing with Listing Qualifications Panel.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including 99.1 exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this Item 2.02 shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2008, the Company received a letter, dated August 13, 2008, from The Nasdaq Stock Market Inc. stating that the Company’s common stock was subject to delisting from The Nasdaq Capital Market because the Company has not regained compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market set forth in Marketplace Rule 4310(c)(4).  The Company had announced on February 15, 2008, that the Nasdaq notified the Company of its noncompliance with the minimum bid rule and that the Company would have 180 calendar days, or until August 11, 2008, from the date of notification to achieve compliance.  As previously announced with respect to other continued listing requirements, the Company has the right to appeal the Nasdaq Staff determination to a Nasdaq Listings Qualifications Panel.  The Company has requested a hearing which will automatically stay the delisting of the Company's common stock until the Panel reaches a decision.  There can be no assurance that the Panel will grant the Company's request for continued listing.

On August 14, 2008, the Company issued a press release announcing that it had received the letter from Nasdaq.  A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1

Press release entitled “Lipid Sciences, Inc. Reports Financial Results for the Second Quarter 2008; Lipid Sciences Receives Staff Determination; Company Requests Hearing with Listing Qualifications Panel.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: August 14, 2008	By:	/s/ Sandra Gardiner
Sandra Gardiner
Chief Financial Officer